PHOENIX INVESTMENT SERIES FUND
                          PHOENIX GLOBAL UTILITIES FUND

                        Supplement dated May 19, 2006 to
                        Prospectus dated August 28, 2005,
     as supplemented January 11, 2006, February 17, 2006 and April 12, 2006

    The Global Utilities Fund has revised its principal investment strategy relating to the percentage of its assets that may be invested in foreign issuers in order to allow greater flexibility for investing in foreign markets when the adviser believes it advantageous to do so. Accordingly, the second sentence in the first arrowed strategy on page 1 of the current prospectus is hereby amended to read: "Under normal market conditions, the fund will invest at least 50% of its assets in securities of U.S. issuers."

         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
                               FUTURE REFERENCE.


PXP 693//GUF (0506)